                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 1, 1997





                             METAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                        14836                          94-2835068
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer Identification No.)
     of incorporation)
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                         500 Dearborn Street, Suite 405
                            Chicago, Illinois  60610
                    (Address of principal executive offices)

                                 (312) 645-0700
              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            Acquisition of MacLeod Group of Companies

      On January 1, 1997, Metal Management, Inc., a Delaware corporation (the
"Registrant"), completed the acquisition (the "Acquisition") of California
Metals Recycling, Inc., a California corporation ("CA Metals"), Firma, Inc., a
California corporation ("Firma"), MacLeod Metals Co., a California corporation
("MacLeod Metals"), Firma Plastic Co., Inc., a California corporation
("Plastics") and Trojan Trading Co., a California corporation ("Trojan Trading," and together with Firma, CA Metals, MacLeod Metals and Plastics, the "MacLeod
Companies"). The Registrant acquired all of the outstanding shares of CA Metals, Firma, MacLeod Metals and Plastics directly from Ian and Marilyn MacLeod, the former shareholders of such companies. The acquisition of Trojan Trading was accomplished by means of a merger of a wholly owned subsidiary of the Registrant with and into Trojan Trading. The acquisition of the MacLeod Companies was accomplished pursuant to an Acquisition Agreement dated January 1, 1997 (the
"Agreement") among the Registrant, MMI Acquisition, Inc., Metal Management
Realty, Inc., the MacLeod Companies, Ian and Marilyn MacLeod and the MacLeod
Family Trust dated January 30, 1993 (the "Trust"). Pursuant to the Agreement, the Registrant also purchased from the Trust, through Metal Management Realty, Inc., its wholly owned subsidiary, two parcels of real property located in South
Gate, California.

      The purchase price for the MacLeod Companies and the parcels of real property was as follows. An aggregate of 725,000 shares of the Registrant's
Common Stock was issued to Ian and Marilyn MacLeod in connection with the acquisition of Trojan Trading. The purchase price for the stock of the remaining
MacLeod Companies consisted of: (i) $7,100,000 ($6,600,000 of which was in the form of promissory notes issued by the Registrant), (ii) a Series A Warrant to purchase 100,000 shares of Registrant Common Stock, (iii) a Series B Warrant to purchase 25,000 shares of Registrant Common Stock, (iv) a Series C Warrant to purchase 25,000 shares of Registrant Common Stock and (v) a Series D Warrant to purchase 25,000 shares of Registrant Common Stock. The purchase price for the parcels of real property was $3,000,000 in the form of a promissory note issued by Metal Management Realty, Inc. and guaranteed by the Registrant and $500,000 in cash. The cash payments by the Registrant were paid out of general working capital of the Registrant. The amount of consideration paid by the Registrant in the Acquisition was determined in arm's-length negotiations with the MacLeod
Companies.

      In connection with the Acquisition, the certificate for 725,000 shares of the Registrant's Common Stock and the Series A, B, C and D Warrants were placed into escrow, to be held as security for certain losses incurred by the Registrant in the event of certain breaches by Ian and Marilyn MacLeod or the Trust of covenants, representations and warranties contained in the Agreement.

      Pursuant to the Agreement, Ian MacLeod was appointed to serve as a director on the Registrant's Board of Directors. In addition, pursuant to an employment agreement between the MacLeod Companies and Mr. MacLeod, Mr. MacLeod will serve as President and Chief Executive Officer of all of the MacLeod
Companies.

      Prior to the Acquisition, the MacLeod Companies utilized their assets and the parcels of real property sold in the Acquisition for scrap metal recycling and processing. Following the Acquisition, the Registrant intends to use such assets for the same purpose.

      The acquisition of Trojan Trading is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and the acquisition of the MacLeod Companies is intended to be treated as a purchase for financial accounting purposes.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

      The Audited Consolidated Financial Statements of the MacLeod Companies as of June 30, 1996, and 1995, and for the fiscal years ended June 30, 1996, 1995, and 1994, are attached hereto as Exhibit 99.1. A manually signed report of the Registrant's independent accountants relating to the Consolidated Financial
Statements for the MacLeod Companies is included herewith as Exhibit 99.2.

      It is impracticable to provide Consolidated Financial Statements of the MacLeod Companies as of September 30, 1996, at this time. The Registrant will file the required financial statements within 60 days of the date of this Report.

      (b)   Pro Forma Financial Information.

      It is impracticable to provide pro forma financial information as required by this Item at this time. The Registrant will file the required pro forma financial information within 60 days of the date of this Report.

      (c)   Exhibits:

            2.1   Acquisition Agreement by and among the Registrant; MMI
                  Acquisition, Inc., a California corporation and wholly owned subsidiary of the Registrant, Metal Management Realty, Inc., an Arizona corporation and a wholly owned subsidiary of the Registrant, California Metals Recycling, Inc., a California corporation ("CA Metals"), Firma, Inc., a California corporation ("Firma"), MacLeod Metals Co., a California corporation ("MacLeod Metals"), Firma Plastic Co., Inc., a
                  California corporation ("Plastics"), Trojan Trading Co., a
                  California corporation (together with Firma, CA Metals,
                  MacLeod Metals and Plastics, the "MacLeod Companies"), Ian
                  MacLeod, an individual and shareholder of each of the MacLeod
                  Companies, Marilyn MacLeod, an individual and shareholder of each of the MacLeod Companies and the MacLeod Family Trust dated January 30, 1993.

            23.1  Consent of Price Waterhouse LLP.

            99.1  Audited Consolidated Financial Statements of the MacLeod
                  Companies as of June 30, 1996, and 1995, and for the fiscal years ended June 30, 1996, 1995, and 1994.

            99.2  Manually signed report of Price Waterhouse LLP relating to the
                  Consolidated Financial Statements for the MacLeod Companies as
                  of June 30, 1996, and 1995, and for the fiscal years ended
                  June 30, 1996, 1995, and 1994.
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METAL MANAGEMENT, INC.



Dated: January 14, 1997             By: /s/ Gerard M. Jacobs
                                       ---------------------------------------
                                          Gerard M. Jacobs,
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX


          Exhibit
            No.              Description
          -------            -----------
            2.1   Acquisition Agreement by and among the Registrant; MMI
                  Acquisition, Inc., a California corporation and wholly owned subsidiary of the Registrant, Metal Management Realty, Inc., an Arizona corporation and a wholly owned subsidiary of the
                  Registrant, California Metals Recycling, Inc., a California
                  corporation ("CA Metals"), Firma, Inc., a California
                  corporation ("Firma"), MacLeod Metals Co., a California
                  corporation ("MacLeod Metals"), Firma Plastic Co., Inc., a
                  California corporation ("Plastics"), Trojan Trading Co., a
                  California corporation (together with Firma, CA Metals,
                  MacLeod Metals and Plastics, the "MacLeod Companies"), Ian
                  MacLeod, an individual and shareholder of each of the MacLeod
                  Companies, Marilyn MacLeod, an individual and shareholder of each of the MacLeod Companies and the MacLeod Family Trust dated January 30, 1993.

            23.1  Consent of Price Waterhouse LLP.

            99.1  Audited Consolidated Financial Statements of the MacLeod
                  Companies as of June 30, 1996, and 1995, and for the fiscal years ended June 30, 1996, 1995, and 1994.

            99.2 Manually signed report of Price Waterhouse LLP relating to the Consolidated Financial Statements for the MacLeod Companies as of June 30, 1996, and 1995, and for the fiscal years ended
                  June 30, 1996, 1995, and 1994.